exhibit 10.2

CVRx, INC.
[OFFICER][EMPLOYEE] [INCENTIVE][NON-QUALIFIED] STOCK OPTION AGREEMENT

Summary of Terms

Optionee:	____________________

Date of grant:	____________________

Number of shares subject to Option:	____________
Exercise price per Share:	____________________

Vesting Schedule:

Date	Vesting

By signing below, the parties agree to the terms of the Option as set forth in this Summary of Terms and the attached Employee [Incentive][Non-Qualified] Stock Option Agreement as of the date set forth below.

CVRx, Inc.

[Name]
[Title]

Optionee:

Employee Signature

CVRx, INC.
[OFFICER] EMPLOYEE [incentive][NON-QUALIFIED] STOCK OPTION AGREEMENT

THIS AGREEMENT, made as of the date set forth on the attached Summary of Terms, by and between CVRx, Inc., a Delaware corporation (the “Company”), and the Optionee identified on the attached Summary of Terms.

WHEREAS, the Company, pursuant to the CVRx, Inc. 2001 Stock Option Plan (the “Plan”), as administered by the Board of Directors of the Company (the “Board”), wishes to grant this stock option to Optionee.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.             Grant of Option. The Company hereby grants to Optionee the right and option (the “Option”) to purchase all or any part of the aggregate number of shares (the “Shares”) of the common stock, $0.01 par value per share (the “Common Stock”), of the Company, at the price per Share, as noted on the attached Summary of Terms and on the terms and conditions set forth herein. It is understood and agreed that such price is not less than 100% of the fair market value of each such Share on the date of this Agreement. The Option is [intended to be entitled][not entitled] to treatment as an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the “Code”).

2.            Vesting, Exercisability, Duration and Transfer.

(a)                Subject to the other terms and conditions set forth herein, the Option shall vest and become exercisable as set forth on the attached Summary of Terms.

(b)                The Option may not be exercised by Optionee except as set forth herein and the Option shall in all events terminate ten years from the date hereof.

(c)                The Option shall not be assignable or transferable by Optionee, other than to a member of Optionee’s immediate family, to a trust established for the benefit of Optionee or a member of Optionee’s immediate family, or to a charitable non-profit organization; provided that such transferee shall agree in writing to be bound by the terms and conditions of this Agreement.

3.             Effect of Termination of Relationship with the Company.

(a)                In the event that Optionee shall cease to be employed by the Company or its subsidiaries, for any reason other than termination of Optionee’s employment for “Cause” (as hereinafter defined) or Optionee’s death or disability, Optionee shall have the right to exercise the Option (if and when it is exercisable as set forth above) at any time within three months after such termination of employment to the extent of the full number of Shares that were vested under the Option on the date of termination, subject to the condition that the Option shall not be exercisable after the expiration of its term.

(b)                In the event that Optionee shall cease to be employed by the Company or its subsidiaries due to termination of Optionee’s employment for “Cause” (as hereinafter defined), the Option shall terminate as of the date of such termination and shall not be exercisable thereafter.

(c)                If Optionee shall die while employed by the Company or its subsidiaries, or within three months after termination of his/her employment with the Company for any reason (other than termination of Optionee’s employment for “Cause” (as hereinafter defined)), or if Optionee shall become disabled within the meaning of Section 22(e)(3) of the Code while employed by the Company or its subsidiaries, and Optionee shall not have fully exercised the Option, the Option (if and when it is exercisable as set forth above) may be exercised at any time within twelve months after Optionee’s death or disability by the legal representative or, if applicable, guardian of Optionee or by any person to whom the Option is transferred by will or the applicable laws of descent and distribution to the extent of the full number of Shares that were vested under the Option on the date of death (or termination of his/her employment, if earlier) or disability and subject to the condition that the Option shall not be exercisable after the expiration of its term.

(d)                “Cause” means: (i) Optionee has breached a provision of the Company’s Employee Proprietary Information and Inventions Agreement in any material respect and has failed to cure such breach within 30 days after written notice of such breach by the Company; (ii) Optionee has engaged in willful or reckless job-related material misconduct, including failure to perform Optionee’s duties as an officer or employee of the Company, and has failed to cure such misconduct within 30 days after written notice of such breach by the Company; (iii) Optionee has committed fraud, misappropriation or embezzlement in connection with the Company’s business; (iv) Optionee has been convicted or has pleaded nolo contendere to criminal misconduct (excluding parking violations, minor traffic violations or similar infractions); or (v) Optionee has used narcotics, liquor or illicit drugs to the detriment of Optionee’s performance of Optionee’s employment responsibilities and such use continues for a period of 30 days following written notice of such use by the Company.

4.            Change of Control.

(a)                In the event that a “Change of Control” (as hereinafter defined) occurs, the Company may determine, in its sole discretion, that: (i) the Option shall be assumed by the surviving or acquiring corporation in such Change of Control; (ii) the Optionee shall receive, with respect to and in lieu of the Shares, as of the effective date of the any such Change of Control of the Company, cash in an amount equal to the excess of the fair market value of such Shares less the exercise price per Share of such Option; or (iii) the Optionee shall receive, with respect to and in lieu of the Shares, as of the effective date of any such Change of Control of the Company, the same consideration per share (whether in cash, securities or other property) that a holder of Common Stock shall receive in such Change of Control less the exercise price per share of such Option.

(b)                [Officer: In the event that the Option is assumed by the surviving or acquiring corporation in the Change of Control, (i) the vesting of 50% of the unvested portion of the Option shall be accelerated and such portion shall become exercisable upon the Change of Control; and (ii) the remaining 50% of the unvested portion of the Option shall continue to vest in accordance with the vesting schedule set forth in Section 2, unless otherwise adjusted by the Company in its sole discretion.

(c)                Notwithstanding the provisions in Section 4(b) above, in the event that the Option is assumed in the Change of Control and, within six months following the effective date of such Change of Control, the employment of the Optionee is terminated (i) by employee due to “Constructive Discharge” (as hereinafter defined) or (ii) by the Company for any reason other than for “Cause,” the vesting of the remaining unvested portion of the Option shall accelerate and shall become vested and exercisable upon the Change of Control.]

(d)                A “Change of Control” of the Company shall mean:

(i)                 the sale, lease, exchange or other transfer of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled, directly or indirectly, by the Company; or

(ii)               a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to the effective date of such merger or consolidation do not have “beneficial ownership” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”)) immediately following the effective date of such merger or consolidation of more than 50% of the combined voting power of the surviving corporation’s outstanding securities ordinarily having the right to vote at elections of directors; or

(iii)             a change of control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements, including, without limitation, such time as (1) any person, who did not own shares of the capital stock of the Company on the date of the grant of the Option, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act), directly or indirectly of 50% or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, or (2) individuals who constitute the Board on the date of the grant of the Option cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors comprising the Board on the effective date of the Plan will, for purposes of this clause (2), be considered as though such persons were members of the Board of Directors on the effective date of the Plan.

(e)                [“Constructive Discharge” means (i) the assignment to the Optionee of employment responsibilities which are of lesser responsibility and status as the employment responsibilities held by the Optionee on the day immediately prior to the effective date of such Change of Control, unless agreed to by the Optionee in advance of any change; (ii) the Company’s requiring the Optionee to be based anywhere other than within 50 miles of the Optionee’s office location immediately prior to the effective date of such Change of Control, except for requirements of temporary travel on the Company’s business to an extent substantially consistent with the business travel obligations of Company employees in similar positions; or (iii) a material reduction by the Company in the total compensation, including bonus, provided to Optionee immediately prior to the effective date of such Change of Control. Notwithstanding the foregoing, none of the foregoing events shall be considered “Constructive Discharge” if it occurs in connection with the Optionee’s death or disability (within the meaning of Section 22(e)(3) of the Code).

(f)                 “Cause” means (i) Optionee has breached a provision of the Company’s Employee Proprietary Information and Inventions Agreement in any material respect and has failed to cure such breach within 30 days after written notice of such breach by the Company; (ii) Optionee has engaged in willful or reckless job-related material misconduct, including failure to perform Optionee’s duties as an officer or employee of the Company, and has failed to cure such misconduct within 30 days after written notice of such breach by the Company; (iii) Optionee has committed fraud, misappropriation or embezzlement in connection with the Company’s business; (iv) Optionee has been convicted or has pleaded nolo contendere to criminal misconduct (excluding parking violations, minor traffic violations or similar infractions); or (v) Optionee has used narcotics, liquor or illicit drugs to the detriment of Optionee’s performance of Optionee’s employment responsibilities and such use continues for a period of 30 days following written notice of such use by the Company.]

5.             Manner of Exercise.

(a)                The Option may only be exercised, in whole or in part, by Optionee or other proper party at such time or times and with such rights with respect to such Shares which have accrued and are in effect. Such Option shall be exercisable only by delivering written notice in the form of the Stock Option Exercise Form attached to as Exhibit A, tendering the original Option Agreement to the Company and paying the Company the full amount of the Option purchase price (rounded to the next highest cent) for the number of Shares with respect to which the Option is then exercised. When Shares are issued to Optionee, the fact of such issuance shall be noted on the Option Agreement by the Company before the Option Agreement is returned to Optionee. When all Shares have been issued to Optionee, or the Option expires, the Option Agreement shall be canceled and retained by the Company.

(b)                Payment of the purchase price may be made in cash (including certified check, bank draft or postal or express money order), or by any other method of payment set forth in the Plan or approved by the Board of Directors.

6.             Purchase for Investment; Registration; Co-Sale Agreement.

(a)                The exercise of the Option is contingent upon receipt from Optionee (or other proper person exercising the Option) of a representation that, at the time of such exercise, it is Optionee’s intention to acquire the Shares being purchased for investment and not with a view to the distribution or sale thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and that Optionee will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act, or any other applicable law; provided, however, that the receipt of such representation shall not be required upon exercise of the Option if, at the time of such exercise, the issuance of the Shares subject to the Option shall have been properly registered under the Securities Act and all applicable state securities laws. Such representation shall be in writing and in such form as the Company may reasonably request. The certificate representing the Shares so issued for investment shall be imprinted with an appropriate legend setting forth all applicable restrictions on their transferability.

(b)                In the event that the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any Shares, or to qualify any Shares for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense and may require from Optionee such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from Optionee against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances under whey they were made.

(c)                To the extent requested by the Company and any underwriter of securities of the Company in connection with a firm commitment underwriting, no holder of any Shares shall sell or otherwise transfer any such Shares not included in such underwriting, or not previously registered pursuant to a registration statement filed under the Securities Act, during such time period following the effective date of the registration statement filed with the Securities and Exchange Commission in connection with such offering as may be required by the Company (not to exceed one hundred eighty (180) days).

(d)                Optionee agrees that, as a condition to exercising this Option, if such exercise would result in Optionee holding 500,000 or more shares of Common Stock and Preferred Stock, Optionee shall execute a counterpart signature page to an agreement, such as an investors’ rights agreement, containing co-sale obligations related to any sale of Shares.

7.             Adjustments.

(a)                In the event that the outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which the Option or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of Optionee shall be maintained as before the occurrence of such event. Such adjustment in the Option shall be made without change in the total exercise price for the unexercised portion of such Option and with a corresponding adjustment in the exercise price per share.

(b)                If the Company is a party to a merger, consolidation, reorganization or similar corporate transaction and if, as a result of that transaction, the Common Stock is exchanged for (i) other securities of the Company or (ii) securities of another corporation which has assumed the outstanding options under the Plan or has substituted for such options its own options, then Optionee shall be entitled (subject to the conditions in such substituted options, if any), with respect to the Option, to purchase that amount of such other securities of the Company or of such other corporation as is sufficient to ensure that the value of the Option immediately before the transaction is equivalent to the value of such Option immediately after the transaction, taking into account the exercise price of the Option before such transaction, the fair market value per share of the Common Stock immediately before such transaction and the fair market value immediately after the transaction of the securities then subject to the Option (or the option substituted, if any). Upon the happening of any such transaction, the class and aggregate number of shares which have been or may be granted under the Plan shall be appropriately adjusted to reflect the events specified in this clause.

8.             Miscellaneous.

(a)                The Option is issued pursuant to the Plan and is subject to its terms. Optionee hereby acknowledges receipt of a copy of the Plan. The Plan is also available for inspection during business hours at the principal office of the Company.

(b)                This Agreement shall not confer on Optionee any right with respect to continuance of employment by the Company or any of its subsidiaries. Except as expressly stated to the contrary in a writing signed by the Optionee and an authorized representative of the Company, the Optionee’s employment relationship with the Company shall be “employment at will,” which means that the Company may terminate the Optionee’s employment at any time and for any reason, and the Optionee may resign his or her employment at any time and for any reason. Nothing in this Agreement will affect or interfere with the at will employment relationship described here.

(c)                Optionee shall have none of the rights of a shareholder with respect to the Shares until such Shares shall have been issued to him or her upon exercise of the Option.

(d)                The Company shall at all times during the term of the Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements thereof. The exercise of all or any part of the Option shall only be effective at, and may be deferred until, such time as the sale of the Shares pursuant to such exercise will not violate any federal or state securities laws, it being understood that the Company shall have no obligation to register the issuance or sale of the Shares for such purpose.